Filed pursuant to Rule 497(e)
File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus Dated May 1, 2007 (as revised July 31, 2007) and
Statement of Additional Information Dated May 1, 2007 (as revised September 21, 2007)

RS Money Market Fund

Effective October 1, 2007, the Fund’s advisory fee rate was reduced to an annual rate of 0.45% of the Fund’s average daily net assets.  The Fund’s Annual Fund Operating Expenses table is amended and restated in its entirety as follows:

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees(1)	Distribution (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses(2)	Fee Waiver/ Expense Limitation(2)	Net Expenses(2)

Class A Shares	0.45%	0.25%	0.17%	0.87%	(0.07)%	0.80%
Class B Shares	0.45%	1.00%	0.37%	1.82%	(0.27)%	1.55%
Class C Shares	0.45%	1.00%	0.21%	1.66%	(0.11)%	1.55%
Class K Shares	0.45%	0.65%	0.20%	1.30%	(0.10)%	1.20%

(1) “Management Fees” and “Other Expenses” have been restated to reflect current fees.

(2) An expense limitation with respect to the Fund’s Total Annual Fund Operating Expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) is imposed pursuant to a written agreement between RS Investments and the Fund in effect through December 31, 2009.  The effect of this limitation is reflected under the caption “Fee Waiver/Expense Limitation.”  RS Investments may terminate the limitation for the Fund after December 31, 2009.  “Net Expenses” reflect the effect of this expense limitation on “Total Annual Fund Operating Expenses.”

The Fund’s Example of Annual Fund Operating Expenses table is amended and restated in its entirety as follows:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$84	$263	$473	$1,080
Class B Shares	$463	$705	$1,034	$1,867
Class C Shares	$263	$505	$896	$1,992
Class K Shares	$126	$392	$703	$1,583

If you did not sell any of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$84	$263	$473	$1,080
Class B Shares	$163	$505	$934	$1,867
Class C Shares	$163	$505	$896	$1,992
Class K Shares	$126	$392	$703	$1,583

Effective October 1, 2007, Guardian Investor Services LLC ("GIS") has the right to receive sub-advisory fees from RS Investment Management Co. LLC ("RS Investments") with respect to RS Money Market Fund at an annual rate of 0.425% of the Fund’s average daily net assets and references in the Statement of Additional Information to the sub-advisory fee rate paid by RS Investments to GIS in respect of RS Money Market Fund are hereby amended accordingly.

October 17, 2007

Guardian Investor Services LLC, distributor.